UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 3, 2015

Farmer Bros. Co.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-34249	95-0725980
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13601 North Freeway, Suite 200, Fort Worth, Texas 76177
(Address of Principal Executive Offices)

888-998-2468
(Registrant’s Telephone Number, Including Area Code)

20333 South Normandie Avenue, Torrance, California 90502
(Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)    On December 3, 2015, the Compensation Committee of the Board of Directors of Farmer Bros. Co., a Delaware corporation (the “Company”), in accordance with the provisions of the Farmer Bros. Co. Amended and Restated 2007 Long-Term Incentive Plan (the “Amended Equity Plan”) (which was previously filed as Exhibit 10.2 to the Form 8-K filed by the Company with the Securities and Exchange Commission ("SEC") on December 11, 2013) and its addendum (which was previously filed as Exhibit 10.30 to the Form 10-Q for the period ended December 31, 2014 filed by the Company with the SEC on February 9, 2015), approved grants of non-qualified stock options to certain of the Company's employees, including the following grants to the Company's executive officers:

Name	Title	Shares of Common Stock Issuable Upon Exercise of Options
Michael H. Keown	President and Chief Executive Officer	47,960
Isaac N. Johnston, Jr.	Treasurer and Chief Financial Officer	3,488
Scott W. Bixby	Senior Vice President, General Manager Direct Store Delivery	13,080
Barry C. Fischetto	Senior Vice President of Operations	17,440
Thomas J. Mattei, Jr.	General Counsel and Assistant Secretary	8,720

The stock options have an exercise price equal to $29.48 per share, which was the closing price of the Company's common stock (“Common Stock”) as reported on the NASDAQ Global Select Market on December 3, 2015, the date of grant. The stock options have a seven year term expiring on December 3, 2022. One-third of the total number of shares subject to each stock option becomes exercisable each year on the anniversary of the grant date, commencing on December 3, 2016, based on the Company’s achievement of a modified net income target for fiscal 2016 (“Target”) as approved by the Compensation Committee, subject to the participant’s employment by the Company or service on the Board of Directors of the Company (the “Board”) on the applicable vesting date. Twenty percent (20%) of the total number of shares subject to each stock option will be forfeited if the Company’s actual modified net income for fiscal 2016 is lower than the Target. The stock options were granted under the Amended Equity Plan pursuant to the Company's form of Stock Option Grant Notice and Stock Option Agreement that was filed as Exhibit 10.2 to the Company's Current Report on Form 8-K filed with the SEC on December 18, 2013 and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the 2015 Annual Meeting of Stockholders of the Company, held on December 3, 2015 (the “Annual Meeting”), the stockholders of the Company: (i) elected Randy E. Clark and Jeanne Farmer Grossman to serve as Class III directors of the Company for a three-year term of office expiring at the 2018 Annual Meeting of Stockholders; (ii) ratified the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2016; and (iii) approved, on an advisory basis, the Company’s executive compensation. There were 16,679,199 shares of Common Stock entitled to vote at the Annual Meeting and a total of 16,014,576 shares of Common Stock (96%) were represented at the Annual Meeting.

Set forth below, with respect to each such matter, are the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes.

1.	Election of Directors:

Director Nominee	For	Withhold	Broker Non-Votes
Randy E. Clark	11,893,560	3,107,238	1,013,778
Jeanne Farmer Grossman	13,274,529	1,726,269	1,013,778

2.	Ratification of Independent Registered Public Accounting Firm:

For	Against	Abstain	Broker Non-Votes
15,877,719	96,852	40,005	0

3.	Advisory Vote on Executive Compensation:

For	Against	Abstain	Broker Non-Votes
8,970,832	5,375,691	654,275	1,013,778

Item 7.01 Regulation FD Disclosure.

At the Annual Meeting, Michael H. Keown, President and Chief Executive Officer, and Isaac N. Johnston, Jr., Treasurer and Chief Financial Officer, addressed the attendees. An edited transcript of their remarks is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

On December 3, 2015, the Company filed a Current Report on Form 8-K (the “Prior 8-K”) regarding the transition of a portion of its purchases to vendor managed inventory (“VMI”) and the Company’s plans to phase in third-party logistics (“3PL”) by April 2016. In the Prior 8-K, the Company corrected statements made in the remarks at the Annual Meeting regarding the preliminary estimates of annualized cost savings associated with transitioning to 3PL and VMI. The edited transcript attached hereto as Exhibit 99.1 has been revised to reflect these corrections.

The transcript attached hereto as Exhibit 99.1 is being furnished pursuant to this Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and it shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or under the Exchange Act, whether made before or after the date hereof, except as expressly set forth by specific reference in such filing to this Current Report on Form 8-K. The furnishing of the transcript is not intended to constitute a representation that such furnishing is required by Regulation FD or that the transcript includes material investor information that is not otherwise publicly available.

Certain statements contained in the transcript attached hereto as Exhibit 99.1 are not based on historical fact and are forward-looking statements within the meaning of federal securities laws and regulations. These statements are based on management’s expectations, assumptions, estimates and observations of future events at the time of the presentation and include any statements that do not directly relate to any historical or current fact; actual results may differ materially due in part to the risk factors set forth in our most recent Form 10-K and Form 10-Q filings. These forward-looking statements can be identified by the use of words like “anticipates,” “estimates,” “projects,” “expects,” “plans,” “believes,” “intends,” “will,” “assumes” and other words of similar meaning. Owing to the uncertainties inherent in forward-looking statements, actual results could differ materially from those set forth in forward-looking statements. We intend these forward-looking statements to speak only at the time of the presentation and do not undertake to update or revise these statements as more information becomes available except as required under federal securities laws and the rules and regulations of the SEC. Factors that could cause actual results to differ materially from those in forward-looking statements include, but are not limited to, the timing and success of implementation of the Company’s corporate relocation plan, the timing and success of the Company in realizing estimated savings from 3PL and VMI, the accuracy of the Company’s cost savings estimates, the relative effectiveness of compensation-based employee incentives in causing improvements in Company performance, the capacity to meet the demands of the Company’s large national account customers, the extent of execution of plans for the growth of Company business and achievement of financial metrics related to those plans, the effect of the capital markets as well as other external factors on stockholder value, fluctuations in availability and cost of green coffee, competition, organizational changes, our ability to retain employees with specialized knowledge, the effectiveness of our hedging strategies in reducing price risk, changes in consumer preferences, our ability to provide sustainability in ways that do not materially impair profitability, changes in the strength of the economy, business conditions in the coffee industry and food industry in general, our continued success in attracting new customers, variances from budgeted sales mix and growth rates, weather and special or unusual events, changes in the quality or dividend stream of third parties’ securities and other investment vehicles in which we have invested our assets, as well as other risks described in this report and other factors described from time to time in our filings with the SEC.

Item 8.01 Other Events.

Equity Awards to Non-Employee Directors

On December 4, 2015, the Board, in accordance with the Company’s standard non-employee director compensation program as described in the Company's Definitive Proxy Statement on Schedule 14A filed with the SEC on October 28, 2015 under the caption “Director Compensation,” granted to each of the Company’s non-employee directors, 987 shares of restricted stock based on the closing price of the Common Stock as reported on the NASDAQ Global Select Market on December 4, 2015, the date of grant, under the Amended Equity Plan. The shares will vest ratably over three years, subject to the non-employee director’s continued service to the Company. The Board members who received this award were: Hamideh Assadi, Guenter W. Berger, Randy E. Clark, Jeanne Farmer Grossman, Charles F. Marcy and Christopher P. Mottern. The shares of restricted stock were granted under the Amended Equity Plan pursuant to the Company's form of Restricted Stock Award Grant Notice and Restricted Stock Award Agreement that was filed as Exhibit 10.3 to the Company's Current Report on Form 8-K filed with the SEC on December 18, 2013 and incorporated herein by reference.

Appointment of Chairman of the Board and Chairman Emeritus

On December 3, 2015, the Board appointed Randy E. Clark as Chairman of the Board, effective immediately, replacing Guenter W. Berger, who was appointed Chairman Emeritus. On December 7, 2015, the Company issued a press release announcing these appointments, a copy of which is attached hereto as Exhibit 99.2 and incorporated herein by reference.

Appointment of Executive Officers

On December 3, 2015, the Board appointed the following executive officers:

Name	Title
Michael H. Keown	President and Chief Executive Officer
Isaac N. Johnston, Jr.	Treasurer and Chief Financial Officer
Barry C. Fischetto	Senior Vice President of Operations
Scott W. Bixby	Senior Vice President, General Manager Direct Store Delivery
Thomas J. Mattei, Jr.	General Counsel, Assistant Secretary
Teri L. Witteman	Secretary

Committee Appointments

On December 4, 2015, the Board appointed the following directors to its standing committees:

Committee	Members
Audit Committee	Hamideh Assadi, Randy E. Clark and Christopher P. Mottern (Chair)
Compensation Committee	Hamideh Assadi, Randy E. Clark (Chair), Jeanne Farmer Grossman and Charles F. Marcy
Nominating and Corporate Governance Committee	Guenter W. Berger, Charles F. Marcy (Chair) and Christopher P. Mottern

All members of the Audit Committee meet the Nasdaq composition requirements, including the requirements regarding financial literacy and financial sophistication, and the Board has determined that each member is independent under the Nasdaq listing standards and the rules of the SEC regarding audit committee membership. The Board has determined that at least one member of the Audit Committee is an “audit committee financial expert” as defined in Item 407(d) of Regulation S-K under the Exchange Act. That person is Christopher P. Mottern, the Audit Committee Chairman. All members of the Compensation Committee meet the Nasdaq composition requirements.

Dividend Omission

On December 4, 2015, the Board voted to omit the payment of a quarterly dividend in the upcoming third quarter of fiscal 2016.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description

10.1
Form of Farmer Bros. Co. Amended and Restated 2007 Long-Term Incentive Plan Stock Option Grant Notice and Stock Option Agreement (filed as Exhibit 10.2 to the Company's Current Report on Form 8-K filed with the SEC on December 18, 2013 and incorporated herein by reference).

10.2
Form of Farmer Bros. Co. Amended and Restated 2007 Long-Term Incentive Plan Restricted Stock Award Grant Notice and Restricted Stock Award Agreement (filed as Exhibit 10.2 to the Company's Current Report on Form 8-K filed with the SEC on December 18, 2013 and incorporated herein by reference).

99.1
Transcript of Remarks by Michael H. Keown, President and Chief Executive Officer, and Isaac N. Johnston, Jr., Treasurer and Chief Financial Officer, at the 2015 Annual Meeting of Stockholders on December 3, 2015.

99.2	Press release of Farmer Bros. Co. dated December 7, 2015 announcing appointment of Chairman of the Board and Chairman Emeritus.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 9, 2015

FARMER BROS. CO.

By:	/s/ Isaac N. Johnston, Jr.
Isaac N. Johnston, Jr.
Treasurer and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1
Form of Farmer Bros. Co. Amended and Restated 2007 Long-Term Incentive Plan Stock Option Grant Notice and Stock Option Agreement (filed as Exhibit 10.2 to the Company's Current Report on Form 8-K filed with the SEC on December 18, 2013 and incorporated herein by reference).

10.2
Form of Farmer Bros. Co. Amended and Restated 2007 Long-Term Incentive Plan Restricted Stock Award Grant Notice and Restricted Stock Award Agreement (filed as Exhibit 10.2 to the Company's Current Report on Form 8-K filed with the SEC on December 18, 2013 and incorporated herein by reference).

99.1
Transcript of Remarks by Michael H. Keown, President and Chief Executive Officer, and Isaac N. Johnston, Jr., Treasurer and Chief Financial Officer, at the 2015 Annual Meeting of Stockholders on December 3, 2015.

99.2	Press release of Farmer Bros. Co. dated December 7, 2015 announcing appointment of Chairman of the Board and Chairman Emeritus.